Events after the Reporting Period	6 Months Ended
Jun. 30, 2023
Events after the Reporting Period [Abstract]
EVENTS AFTER THE REPORTING PERIOD

NOTE 12:- EVENTS AFTER THE REPORTING PERIOD

a.	On August 1, 2023, the Company issued a consultant 807 ordinary shares in respect of services rendered.
b.

On August 14, 2023, the Company closed an underwritten public offering (the “Public Offering”) of 212,500 ordinary shares, at a purchase price of $5.20 per ordinary share and pre-funded warrants to purchase up to 37,500 ordinary shares at a purchase price of $5.174 per pre-funded warrant, for aggregate gross proceeds of approximately $1.3 million, pursuant to an underwriting agreement between the Company and Aegis Capital Corp (“Aegis”), the underwriter in the Public Offering, dated August 10, 2023. Pursuant to the terms of the underwriting agreement, the Company also granted the underwriter a 45-day option to purchase up to an additional 37,500 ordinary shares solely to cover over-allotments, if any, at the share price of the Public Offering less underwriting discounts and commissions.

The pre-funded warrants were exercisable immediately upon issuance and have an exercise price of $0.026 per share. Following the offering and as of the Approval Date, the Company issued 25,000 ordinary shares in respect of the exercise of 25,000 pre-funded warrants.

c.

On August 18, 2023, the Company convened a general meeting of its shareholders, whereby the shareholders approved, inter alia, a reverse split of the Company’s share capital up to a ratio of 30:1. Following the implementation of the Reverse Split, the Company’s authorized share capital will not be adjusted under the Company’s Articles, which as of the date hereof consists of 75,000,000 Ordinary Shares, no par value.

On September 14, 2023, the Company’s Board resolved that the final ratio for the Reverse Split will be 26:1, which became effective on September 28, 2023.

d.

On October 11, 2023, the Company entered into a private placement transaction (the “Private Placement”), pursuant to a Securities Purchase Agreement (the “Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with an institutional investor (the “Purchaser”) for aggregate gross proceeds of approximately $5 million (representing a 30% original issue discount to the aggregate purchase price of approximately $7.18 million), before deducting fees to the placement agent and other expenses payable by the Company in connection with the Private Placement. The Company intends to use the net proceeds from the Private Placement for general corporate purposes, including working capital. Aegis, acted as the exclusive placement agent for the Private Placement.

As part of the Private Placement, the Company issued units (the “Units”), at a purchase price of $3.72 per Unit, consisting of 1,930,108 pre-funded ordinary share purchase warrants (the “Pre-Funded Warrant”) to purchase up to 1,930,108 ordinary shares of the Company, no par value per share (the “Ordinary Shares”), and an additional accompanying Pre-Funded Warrant to purchase up to 1,930,108 Ordinary Shares. The Pre-Funded Warrants are immediately exercisable upon issuance and have a term of five years from issuance at an exercise price of $0.001 per Ordinary Share.